UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

SLM Private Credit Student Loan Trust 2005-A

(Exact name of registrant as specified in its charter)

Delaware	33-109004	57-1176559
(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

20 Hemingway Drive

East Providence, Rhode Island 02915

(Address of principal executive offices)

Registrant’s telephone number: (401) 438-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Closing of SLM Private Credit Student Loan Trust 2005-A

Effective as of March 28, 2005, SLM Education Credit Funding LLC (the “Depositor”) and Chase Bank USA, National Association, not in its individual capacity but solely as trustee (the “Trustee”) executed and delivered the Trust Agreement dated as of April 1, 2005, pursuant to which the SLM Private Credit Student Loan Trust 2005-A was formed (the “Trust”). The Trust Agreement was amended by the Amended and Restated Trust Agreement dated April 28, 2005 by and among the Depositor, the Trustee and the Indenture Trustee (as defined below).

On April 20, 2005, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to certain Student Loan-Backed Notes, each dated April 20, 2005, among the Depositor, SLM Education Credit Finance Corporation (“SLM ECFC”), SLM Corporation and Credit Suisse First Boston LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (the “Underwriters”).

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Depositor Sale Agreement, dated as of April 28, 2005, by and between SLM ECFC and the Depositor; (b) the Depositor Sale Agreement, dated as of April 28, 2005, by and between VG Funding, LLC and the Depositor; (c) the Issuer Sale Agreement dated April 28, 2005 between the Depositor and the Trust; (d) the Indenture, dated as of April 1, 2005, by and between the Trust and JPMorgan Chase Bank, N.A., not in its individual capacity but solely as the indenture trustee under the Indenture (the “Indenture Trustee”); (e) the Administration Agreement, dated as of April 1, 2005, by and among the Trust, Sallie Mae, Inc., in its capacity as the administrator and the servicer (the “Administrator” and the “Servicer”), the Depositor and the Indenture Trustee, and (f) the Servicing Agreement, dated as of April 1, 2005, by and among the Servicer, the Administrator, the Trust, and the Indenture Trustee.

On April 28, 2005, the Trust issued $1,650,794,000 of its Floating Rate Student Loan-Backed Notes.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated April 20, 2005, by and among the Depositor, SLM ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated April 20, 2005, by and among the Depositor, SLM ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of April 28, 2005, by and among the Depositor, the Trustee and the Indenture Trustee.

4.2	Indenture, dated as of April 1, 2005, by and between the Trust and the Indenture Trustee.

99.1	Depositor Sale Agreement, dated as of April 20, 2005, by and between the Depositor and SLM ECFC.

99.2	Depositor Sale Agreement, dated as of April 28, 2005, by and between the Depositor and VG Funding, LLC.

99.3	Issuer Sale Agreement, dated as of April 20, 2005, by and between the Depositor and the Trust.

99.4	Administration Agreement, dated as of April 1, 2005, by and among the Trust, the Administrator, the Depositor, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of April 1, 2005, by and among the Servicer, the Administrator, the Depositor and the Indenture trustee..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2005

PRIVATE STUDENT LOAN TRUST 2005-A

By:	Sallie Mae, Inc., in its capacity as the administrator

By:	/s/ J. LANCE FRANKE
Name:	J. Lance Franke
Title:	Senior Vice President, Finance

INDEX TO EXHIBIT

Exhibit Number	Exhibit
1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated April 20, 2005, by and among the Depositor, SLM ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated April 20, 2005, by and among the Depositor, SLM ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of April 28, 2005, by and among the Depositor, the Trustee and the Indenture Trustee.

4.2	Indenture, dated as of April 1, 2005, by and between the Trust and the Indenture Trustee.

99.1	Depositor Sale Agreement, dated as of April 20, 2005, by and between the Depositor and SLM ECFC.

99.2	Depositor Sale Agreement, dated as of April 28, 2005, by and between the Depositor and VG Funding, LLC.

99.3	Issuer Sale Agreement, dated as of April 20, 2005, by and between the Depositor and the Trust.

99.4	Administration Agreement, dated as of April 1, 2005, by and among the Trust, the Administrator, the Depositor, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of April 1, 2005, by and among the Servicer, the Administrator, the Depositor and the Indenture trustee.